Exhibit 99.1

OCEANEERING INTERNATIONAL, INC.

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

$200,000,000 PRINCIPAL AMOUNT OF ITS 6.000% SENIOR NOTES DUE 2028

(CUSIP NUMBER 675232 AD4),

THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

FOR

AN EQUAL PRINCIPAL AMOUNT OF ITS 6.000% SENIOR NOTES DUE 2028

(CUSIP NUMBERS 675232 AC6 AND U6749M AA9)

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2024 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

The Exchange Agent is:

COMPUTERSHARE TRUST COMPANY, N.A.

By Registered or Certified Mail, Overnight Delivery

1505 Energy Park Drive

St. Paul, Minnesota 55108

Attention: CTSO Mail Operations

For Information Call:

(800) 344-5128

For Facsimile Transmission (for Eligible Institutions only):

(877) 407-4679

IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING RESTRICTED NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) RESTRICTED NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                 , 2024 BY DELIVERING A PROPERLY COMPLETED AND SIGNED LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT OR BY CAUSING AN AGENT’S MESSAGE TO BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO SUCH TIME. CERTAIN TERMS USED IN THIS PARAGRAPH BUT NOT DEFINED ARE DEFINED BELOW.

Delivery of this Letter of Transmittal (this “Letter of Transmittal”) to an address other than as set forth above will not constitute a valid delivery. Only hard copies of this Letter of Transmittal or presentations via The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”) will be accepted.

The undersigned acknowledges receipt of the Prospectus dated                 , 2023 (the “Prospectus”) of Oceaneering International, Inc. (the “Issuer”) and this Letter of Transmittal, which together describe the Issuer’s offer (the “Exchange Offer”) to exchange all of its outstanding unregistered 6.000% Senior Notes due 2028 (CUSIP Nos. 675232 AC6 and U6749M AA9) (the “Restricted Notes”), issued by the Issuer on October 2, 2023 in a private placement to eligible purchasers, that are validly tendered and not validly withdrawn for an equal principal amount of the Issuer’s 6.000% Senior Notes due 2028 (CUSIP No. 675232 AD4) (the “Registered Notes”), the offer of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Offer is being made in reliance on the position of the staff of the U.S. Securities and Exchange Commission (the “Staff”) enunciated in its interpretive letters to Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) and Shearman & Sterling (available July 2, 1993).

The terms of the Registered Notes to be issued in the Exchange Offer are substantially identical in all material respects to the Restricted Notes, except that the Registered Notes will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with the Registration Rights Agreement dated as of October 2, 2023 (the “Registration Rights Agreement”), by and between the Issuer and J.P. Morgan Securities LLC.

The Issuer is not making the Exchange Offer to holders of the Restricted Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction. Nor will the Issuer accept surrenders for exchange from holders of the Restricted Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE

LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF RESTRICTED NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in)		Aggregate Principal Amount Represented by Restricted Notes*	Principal Amount Tendered**

Total:

*   Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by the Restricted Notes. See instruction 2.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Restricted Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Restricted Notes are held of record by DTC.

☐	CHECK HERE IF REGISTERED NOTES ARE TO BE ISSUED TO A PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐	CHECK HERE IF REGISTERED NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐

CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED RESTRICTED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Restricted Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer that purchased Restricted Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Restricted Notes indicated above. Unless otherwise indicated above, the undersigned will be deemed to have tendered the full aggregate principal amount represented by the Restricted Notes. Subject to, and effective upon, the acceptance for exchange of any portion of the Restricted Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to such Restricted Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer in connection with the Exchange Offer) to cause the Restricted Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Restricted Notes and to acquire Registered Notes issuable upon the exchange of such tendered Restricted Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Restricted Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Restricted Notes or transfer ownership of such Restricted Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Restricted Notes by the Issuer and the issuance of Registered Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement, and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement.

The undersigned understands that tenders of Restricted Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Restricted Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Restricted Notes.

By tendering Restricted Notes and executing this Letter of Transmittal, the undersigned represents that (i) the holder is not an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act or, if such an affiliate, will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable in connection with the resale of the Registered Notes; (ii) the holder is not engaging in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of the Registered Notes in violation of the provisions of the Securities Act; (iii) the holder is acquiring any Registered Notes to be received by it in its ordinary course of business; and (iv) if the holder is a broker-dealer that will receive the Registered Notes for its own account in exchange for the Restricted Notes that were acquired as a result of market-making or other trading activities, such holder will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) meeting the requirements of the Securities Act in connection with any resales of the Registered Notes. If the undersigned or the person receiving such Registered Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Registered Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that all resales of the Registered Notes must be made in compliance with applicable state securities or blue sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Registered Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or blue sky laws in connection with resales.

Any holder of Restricted Notes using the Exchange Offer to participate in a distribution of the Registered Notes (i) cannot rely on the position of the Staff enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable but tendered Restricted Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

All Registered Notes delivered in exchange for tendered Restricted Notes and any Restricted Notes delivered herewith but not exchanged, in each case if registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Restricted Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Restricted Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Registered Notes hereby tendered or in whose name Registered Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signatures(s) of Holder(s))

Date

Name(s)

(Please Print)

Capacity (full title)

Address

(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)

(If Required—See Instruction 3)

Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm

(Include Zip Code)

Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

(Complete accompanying IRS Form W-9 or

IRS Form W-8, as applicable)

To be completed ONLY if Registered Notes or Restricted Notes not tendered are to be issued in the name of someone other than the registered holder of the Restricted Notes whose name(s) appear(s) above.

Issue	☐ Restricted Notes not tendered to:
☐ Registered Notes to:

Name(s)
(Please Print)

Address
(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Registered Notes or Restricted Notes not tendered are to be delivered to the registered holder(s) at an address other than that shown above.

Deliver	☐ Restricted Notes not tendered to:
☐ Registered Notes to:

Name(s)
(Please Print)

Address
(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of this Letter of Transmittal.

A holder of Restricted Notes may tender the same by (i) properly completing and signing this Letter of Transmittal and delivering the same, together with the Restricted Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.

Holders of Restricted Notes may tender Restricted Notes by book-entry transfer by crediting the Restricted Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Restricted Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Restricted Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participants identified in the Agent’s Message.

The method of delivery of this Letter of Transmittal, the Restricted Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery. No Restricted Notes or Letters of Transmittal should be sent to the Issuer. The Issuer reserves the right to reject any particular Restricted Note not properly tendered, or any acceptance that might, in the Issuer’s judgment, be unlawful. The Issuer also reserves the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any particular Restricted Note before the Expiration Date. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured before the Expiration Date.

The Exchange Agent must receive the book-entry confirmation, together with this properly completed and duly executed Letter of Transmittal or Agent’s Message with any required signature guarantees and any other documents required by this Letter of Transmittal, prior to the Expiration Date, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange.

2.	Partial Tenders (not applicable to holders that tender by book-entry transfer); Withdrawals.

If less than the entire principal amount of Restricted Notes is tendered, the tendering holder must fill in the aggregate principal amount of Restricted Notes tendered in the box entitled “Description of Restricted Notes Tendered Herewith.” All Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

To be effective with respect to the tender of Restricted Notes, a written notice of withdrawal must specify the name of the person who tendered the Restricted Notes to be withdrawn, identify the Restricted Notes to be withdrawn (including the principal amount of the Restricted Notes and the CUSIP number of the Restricted Notes) and, where certificates for Restricted Notes have been transmitted, specify the name in which the Restricted Notes were registered if different from that of the withdrawing holder. Any such notice of withdrawal must also be signed by the person having tendered the Restricted Notes to be withdrawn in the same manner as the original signature on the letter of transmittal by which these Restricted Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to permit the trustee for the Restricted Notes to register the transfer of these Restricted Notes into the name of the person having made the original tender and withdrawing the tender and, if applicable because the Restricted Notes have been tendered through the book-entry procedure, specify the name and number of the participant’s account at DTC to be credited if different than that of the person having tendered the Restricted Notes to be withdrawn.

If Restricted Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such Restricted Notes, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution (as defined below) unless such holder is an Eligible Guarantor Institution.

If Restricted Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Restricted Notes and otherwise comply with the procedures of such facility. The Issuer will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices, and the Issuer’s determination shall be final and binding on all parties. The Issuer will deem any Restricted Notes so withdrawn not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Restricted Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to their holder without cost to the holder (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent’s account of DTC according to the procedures described above, such Restricted Notes will be credited to an account maintained with DTC for Restricted Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “Terms of the Exchange Offer-Procedures for Tendering the Restricted Notes” in the Prospectus at any time prior to the Expiration Date.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Restricted Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Restricted Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of Restricted Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Restricted Notes listed, such Restricted Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Restricted Notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Restricted Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Restricted Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Restricted Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Restricted Notes not exchanged are to be issued or delivered, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and, as described in Instruction 8, a duly completed IRS Form W-9 or IRS Form W-8, as applicable, must be provided. Holders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.

If Restricted Notes for principal amounts not tendered or accepted for exchange are to be registered or issued in the name of any person other than the registered holder of the Restricted Notes tendered, or if tendered Restricted Notes or Registered Notes are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any other reason, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the applicable holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such applicable holder.

6.	Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.	Taxpayer Information; IRS Form W-9; IRS Form W-8.

Under U.S. federal income tax law, a tendering holder whose Restricted Notes are accepted for exchange for Registered Notes may be subject to backup withholding on reportable payments made on the Registered Notes unless the holder provides the Exchange Agent, Issuer, or other payor with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided below, or otherwise establishes an exemption. If the Exchange Agent, Issuer or other payor is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently, at a rate of 24%) may apply to any reportable payments on the Registered Notes made to such holder. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent, Issuer or other payor is provided with a TIN. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.

To prevent backup withholding on reportable payments made on the Registered Notes, each holder that is a “United States person” for U.S. federal income tax purposes should provide a properly completed and executed IRS Form W-9. Please see the instructions to the enclosed IRS Form W-9 for further information.

Certain holders (including, among others, generally all corporations and certain non-U.S. persons) are not subject to backup withholding. Exempt U.S. holders may establish their exempt status on IRS Form W-9. A non-U.S. holder may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, Form W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury, attesting to that holder’s exempt status. The applicable IRS Form W-8 can be obtained from the IRS website at www.irs.gov.

8.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: This Letter of Transmittal (together with Restricted Notes or confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.

W-9 (Rev October 2018) department of the treasury internal Revenue Service Request for Taxpayer Identification Number and Certification Go to www.irs.gov/FormW9 for Instructions and the latest Information. Give Form to the requester. Do not send to the IRS. r> 1’ E I 0 print or type B see specific instructions on page 3 1 Nome (os shown on your income tax return) Name required on ths line, do not leave line Nor* 2 Business namo/distcaardod entity name if different from above 3 check appropriate box for federal tax classification of the person whose name is entered on line 1 Check only one of the following seven boxes Individualsole proprietion or Corporation S Corporation Partnershp TrusVcstate single member LLC 1 Limited liability company Enter the tax classification (CC corporation, SS corporation. partnership) Note Check the appropriate box in the line above for the tax classification of the single member owner Do not check LLC i the LLC is classified as a single-member LLC thai is disregarded from the owner unless the owner of the LLC is another LLC that is not drsrogarded from tho ownor foe U.S. federal tax purposes Otherwise a single-momber LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner Other (seo instructions) 4 Exemptions (codes apply only to certain entities, not individuals; 500 nstructions an pogo 3) Exempt payee code (if any) Exemption from FATCA reporting code (if any) acrons marranaa aaw ne U 5J 5 Address (number, Sreet. and apt or sole no) See instructions Requester’s name and address (optional) 5 City, state, and ZIP code 7 List account number(s) here (optional) Parti 1 Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box The TIN provided must match the name given on line 1 to avoid backup withholding. Tor individuals, this is generally your social security number <SSN| However for a resident okon sole proprietor or disregarded entity see the instructions lor Pan 1, later For other entities it is your employer identification number (EIN), if you do not have a number see How to ger a Social security number - TIN later or Note: If the account is in more than one name, see the instructions tor line 1 Also see What Nome and Number To Give the Requester for guidelines on whose number to enter Employer Identification number Part II 1 Certification Under penalties of perjury. 1 certify that 1. Tho number shown on this form is my correct taxpayer identification number (or I am waiting tor a number to bo issued to mo); and am not subject to backup withholding because <a) I am exempt from backup withholding, or (b11 have not been notified by the Internal Revenue Service (IRS i that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and am a U.S. citizen or other U.S. person (defined below): and 4. The FATCA code(s) entered on this form lit any) Indicating that I am exempt from FATCA reporting Is correct. Certification Instructions You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all niterest and dividends on your lox telurn For leal estate transactions item 2 does not apply For mortgage riterest paid, acquisition or abandonment of secured property cancellation of debt, contributions to an individual retirement arrangement < IRA) and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN See the instructions tor Part II, later Sign Here Signature of U.S. person Dale — . , . • Form 1099-diV (dividends. Including those from stocks or mutual General Instructions funds) Section references are to the Interna) Revenue Code unless otherwise . * form 1099-MISC (various types of income, prizes, awards, or gross noted. proceeds) Future developments For the latest information about developments • Form 1099-B (stock or mutual fund sales and certain other related to Form W-9 and Its Instructions, such as legislation enacted transactions by brokers) after they were published, go to www.lrs.gov/FormW9. • Form 1099-S (proceeds from real estate transactions) D ftfor,form • Form 1099-K (merchant card and third party network transactions) rurpose Or form . Form 1O98J (home mortgage Interest). 1093-E (student loan interest). An individual or entity (Form W-9 requester) who Is required to file an 1098-T (tuition ) Information return with the IRS must obtain your correct tax . identification number (TIN) which may be your social security number • Form 1099-C (canceled debt) ISSN). individual taxpayer Identificatton number (ITIN). adoption *Fom 1099-a or abandonment of secured property) taxpayer identification number (ATIN). or employer identification number Form W-9 only if you are a U.S. person (Including a resident (EIN). to report on an Information return the amount paid to you. or other alien), to provide your correct TIN. amount reportable on an Information return. Examples of Information if you do not return Form W-9 to We requester with a TIN. you might returns include, but are not limited to. the following. be subject to backup withholding. See What Is backup withholding, • Form 109P-INT ( interest earned or paid ) Cat No 10231X Form W-9 (Rev 10-2018)

Form W-Dftw. 10 2015 Page 2 By signing the filled-out torn, you: Example. Article 20 of the U.S-China income tax treaty allows an 1 Certify that the TIN you are giving is correct (or you are waiting for a number to be issued). exemption from tax for scholarship income received by a Chinese student temporarily present in the United States Under U.S. law, this student will become a resident alien tor tax purposes it his or her stay In 2 Certify that you are not subject to backup withholding, or the United States oxcoods 5 calendar years. However, paragraph 2 of 3. Claim exemption from backup withholding if you are a U.S. exempt the first Protocol to the U.S.-China treaty (dated April 30,1984) allows payee. If applicable, you are also certifying that as a U.S. person, your the provisions of Article 20 to continue to apply even after the Chinese allocable share of any partnership income from a U.S. trade 0- business student becomes a resident alien of the United States A Chinese is not subject to the withholding tax on foreign partners’ share of student who qualities for this exception (under paragraph 2 of the first effectively connected Income, and protocol) and Is relying on this exception to clam an exemption from tax 4 Certify that FATCA code(s) entered on this form (if any) indicating on his or her scholarship or fellowship income would attach to Form that you ar© exempt from th© FATCA reporting, is correct. See What is W-9 a statement that Inc udes the information described above to FATCA reporting. later, tor further Information support that exemption. Note: If you are a U.S, person and a requester gives you a form other If you ar© a nonresident alien or a foreign entity, give the requester th© than Form W-9 to request yorr TIN. you must use the requester $ form If appropriate completed Form W-8 or Form 8233. it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are Backup Withholding considered a U.S. person It you are: What is backup withholding? Persons making certair. payments to you must under certain conditions withhold and pay to the IRS 24% of such • An individual who is a U.S citizen or U S. resident alien; payments. This Is called “backup withholding.’ Payments that may be • A partnership, corporation, company, or association cr©at©d cr subject to backup withholding include interoet. tax-exempt interest. organized in the United States or under the laws of the United States; dividends, broker and barter exchange transactions, rents, royalties, • An estate (other than a foreign estate); cr nonemployee pay. payments made in settlement of payment card and • A domestic trust (as defined in Regulations secton 304 7701-7) third party network transactions, and certain payments from fishing boat operators. Rea) estate transactions are not subject to backup Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, it you are a U.S. person that is a partner in a partnership conducting a trade or business in the Unitod States, provide Form W-9 to the partnership to establish your U S status and avoid section 1446 withholding on your share of partnership income. withholding. You wil not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make tire proper certifications, and report al your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: You do not furnish your TIN to the i requester, You do not certify your TIN when required (see the instructions for Part II for details), The IRS tells the requester that you furnished an incorrect TIN. in the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S status and avoiding 4. The IRS tells you that you are subject to backup withholding withholding on its allocable share of net income from th© partnersnip because you did not report all your interest and dividends on your tax conducting a trade or business in the united States. return (for reportable interest and di vidends only), or • In the case of a disregarded entity with a U.S. owner, the U S. owner 5. You do not certify to the requester that you are not subject to of the disregarded entity and net the entity: backup withholding under 4 above (tor reportable interest and dividend • in the case of a grantor tnrsl with a U.S grantor or other U.S. owner. accounts opened after 1983 only). generally, the U.S. grantor or other U.S. owner of the grantor trust and Certain payees and payments are exempt from backup withholding. not the trust; and see Exempt payee cooe, later, and the separate instructions tor the • In the case of a U.S trust (other than a grantor trust), the U.S. trust Requester of Form W-9 for mo’o information (other than a grantor trust) and not the beneficiaries of the trust. Also see Special rules lor partnerships, earlier. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be Treated as a U.S person, do not use What is FATCA Reporting? Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see The Foreign Account Tax Compliance Act (FATCA) requires a Pub 515, Withholding of Tax on Nonresident Aliens and Foreign participating foreign financial institution to report all United States Entities). account holdora that are specified United States persons Certain Nonresident alien who becomes a resident alien. Generally, only a norresident alien individual may use tne terms of a tax treaty to reduce or eliminate U.S tax on certain types of income However, most tax payees are exempt from FATCA reporting. See Exemption from FATCA reporting code later, and the Instructions for tho Requestor of Form W-9 tor more information treaties contain a provision known as a saving clause. Exceptions specified n the saving clause may permit an exemption from tax to Updating Your Information continue for certain types oi income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U S resident alien who is rely ng on an exception contained in the saving clause of a tax treaty to claim an exemption from U S tax on certain types of income, you must attach a statement You must provide updated information to any person to whom you clamed to be an exempt pa>ee if you are no longer an exemot payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated Information It you are a C corporation that elects to be an S corporation, or if you no to Form W- 9 that specifies the following five items longer arc tax oxempt. In addit on, you must furrnish a now Form W- 9 if 1 The treaty country Generally, this must be the same treaty under the name or TIN changes for the account; for example, if the grantor of a which you claimed exemption from tax as a nonresident alien grantor trust ties. 2. The treaty article addressing the income 3 The article number (cr location) in the tax treaty that contains the Penalties saving clause and its exceptions. Failure to furnish TIN. If you fail to furnish your correct TIN to a 4 The type and amount of income that qualifies for th© exemption recreate’. you are subject to a penalty of $50 for each such failure from tax. unless your failure is due to reasonable cause and not to willful neglect. 5 Sufficient facts to justify the exemption from tax under the terms of Civil penalty for false information with respect to withholding. If you the treaty article. make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rw 10-2018 Page 3 Criminal penalty for falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties Including fines and/or imprisonment IF the entity/person on line 1 is a(n)... THEN check the box for.. . Misuse of 1 INs. It trie requester discloses or uses TINS in violation of • Corporation Corporation federal law. the requester may be subject to civil and criminal penalties • Individual Individual/sole proprietor or single- Specific Instructions Sole proprietorship, or Sngle-member limited labifty member LLC Line 1 company (LLC) owned by an individual and disregarded for U S You must enter one of the following on this line; do not leave ths line federal tax purposes. blank. The name should match the name on your tax return. • LLC treated as a partnership for Limited liability company and enter If this Form W-9 is tor a joint account (other than an account U.S. federal tax purposes. the appropriate tax classification. maintained by a foreign financial institution (FFI)). lid first, and then • LLC that has tiled Form 8832 or (P= Partnership; C= C corporation; circle, the name of the person or entity whose number you entered in 2553 to be taxed as a corporation or S= S corporation) Part I of Form W-9. It you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U S person must provide a Form W-9. • LLC that is disregarded as an entity separate from its owner but a. individual. Generally, enter the name shown on your tax return, f the owner is another LLC that is you have changed your last name without Informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social sectrity card, and your new last name. not disregarded fcr U.S. federal tax p purpose. Note: ITIN applicant: Enter your individual name as it was entered on • Partnership Partnership your Form W-7 application, line 1a This should also be the same as the • Trust/estate Trust/estate name you entered on the Form 1040/1 (MOA/1040EZ you filed with your application. Line 4, Exemptions b. Sole proprietor or single-member LLC. Enter your individual If you are exempt from backup withholding and/or FATCA reporting, name as shown on your 1040/1040A/1040EZ on line 1 You may enter enter in the appropriate space on line 4 any code(s) that may apply to your business, trade, or “doing business as’ (DBA) name on line 2. you. c. Partnership. LLC that is not a single-member LLC, C Exempt payee code. corporation, or S corporation. Enter the entity’s name as shown on the • Generally, individuals (inducing sole proprietors) are not exempt from entity’s tax return on line 1 and any business, trade, or DBA name on backup withholding line 2. • Except as provided below, corporations are exempt from backup d. Other entities. Enter your name as shown on required U.S. federal withholding for certain payments, including interest and dividends. tax documents on line 1. This name should match the name shown on the • Corporations are not exempt from backup withholding for payments charter or other legal document creating the entity You may enter any mode in settlement of payment card or third party network transaction business, trade, or DBA name on line 2. • Corporations are not exempt from backup withholding with respect to e Disregarded entity. For U.S. Ladera tax purposes, an entity that is attormeys’ fees or gross proceeds paid to attormeys, and corporations disregarded as an entity separate from its owner is treated as a that provide medical or health care services are not exempt with respect “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter to payments reportable on Form 1099-MISC the owner’s name one line 1. The name of the entity entered on line 1 should never be a disregarded entity The name on line 1 should be the The following codes identify payees that are exempt from backup name shown on th© income tax return on which the income should be withholding. Enter the appropriate code in the space in line 4. reported. For example, if a foreign LLC that is treated as disregarded 1 An organization exempt from tax under section 501 (a), any IRA, or entity for U S. federal lax purposes has a single owner that is a U.S. a custodial account under section 403(b)(7) it the account satisfies the person, the U.S. owner’s name is required to be provided on line 1. If requirements of section 401 (f)(2) the direct owner of the entity is also a disregarded entity, enter the first 2—The United States or any of its agendas or instrumentalities owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, Business name/disregarded entity 3—A state the District of Columba, a U.S. commonwealth or name. If the owner of the disregarded entity is a foreign person, the possession, or any ot their political subdivisions or instrumentalities owner must complete an appropriate Form W-8 instead of a Form W-9 4—Ata-sign government or any of its political subdivisions. agencies, This is the case even if The foreign person has a U.S TIN or instrumentalities Line 2 5—A corporation If you have a business name, trade name, dBA name, or disregarded 6—A dealer In securities or commodities required to register in the United States, the Distnct of Columbia ora U.S. commonwealth or entry name, you may enter it on line 2. possession Line 3 7—Atutures commission merchant registered with the Commodity Check the appropriate box on line 3 for the U.S. federal tax Futures Trading Commission classification of the person whose name is entered on line 1. Check only 8—Areal estate investment trust one box on line 3 9—An entity registered at all time3 during the tax year under the Investment Company Act of 1940 10 A common trust fund operated by a bank undor section 584(a) 11 —A financial institution 12—A middleman known In the investment community as a nominee or custodian 13—A trust exempt from tex under section 6M or described in section 4947

Farm W-9 (Rev. 10-2018) Page 4 The following chart shows types of payments that may be exempt M—A tax exempt trust under a section 403(b) plan or section 497(g) from backup withholding The chart applies to the exempt payees listed plan above. 1 through 13 Note: You may wish to consult with the financial Institution requesting IF the payment is for... THEN the payment is exempt this form to determine whether the FATCA code and/or exempt payee for... code should be completed interest and dividend payments All exempt payees except Line 5 ,for 7 Enter your address (number, street, and apartment or suite number) Broker transactions Exempt payees 1 through 4 and 6 This is where the requester of this Form W-9 will mail your information through 11 and all C corporations. returns. If this address differs from the one the requester already has on $ corporations must not enter an He. write NEW at the top. if a new address is provided, there is still a exempt payee code because they chance the dd address will be used until the payor changes your are exempt only for sales of address in their records. noncovered securities acquired line6 prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4 Part I. Taxpayer Identification Number (TIN) Payments over $600 required to be reported and direct sales over $5,000’ Generally, exempt payees Enter your TIN in the appropriate box. If you are a resident alien and 1 through 5’ you do not have and are not eligible TO get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box it you do not have an ITIN see How to get a TIN Payments made in settlement of payment card OR third party network transactions Exempt payees 1 through 4 below If you are a sole proprietor and you have an EIN. you may enter either vour SSN or EIN ‘ See Form 1099-MISC, Miscellaneous Income, and its instructions. If you are a single-member LLC that Is disregarded as an entity separate from its owner, enter the owner s SSN (or EIN, if the owner has - However, the following payments made to a corporation and one). Do not enter the disregarded entity s EIN If the LLC is classifed as reportable on Fom 1099-miSC are not exempt from backup a corporation or partnership, enter the entity’s EIN withholding; medical and health care payments, attorneys’fees, gross _ . _. _ . . proceeds paid to at attorney reportable under section 6045(f), and note : what To later, for payments for services paid by a federal executive agency further clarification of name and TIN combnations. Exemption from FATCA reporting code. The following codes Identity ,How to a ™.» Y°u do not have a TIN. apply for one immediately. payees that are exempt from reporting under FATCA. These codes T° apply for an SSN. get Fo,m ss-5 Application for a Social Security apply to persons submitting this form for accounts maintained outside Card’ your local SSA office or get this form online at of the United States by certain foreign financial institutions. Theretore.it yww.SSA.gov you may also get tins form by calling 1-800-77. -1213 you are only submitt.ng ths term tor an account you hold In the United use form w-7, application for ifs individual Taxpayer Identification States, you may leave this field blank. Consult with the person Number, to apply for an ITIN, or Form SS-4, Application lor Employer requesting this form if you are uncertain if the financial institution is Identification Number to apply for an EIN You can apply for an EIN subject to these requirements. A requester may indicate that a code is online by accessing the IRS website at www.irs. gov/Businesses and not required by provding you wtih a Form W-9 with “Not Applicable” (or dicking Employer identification Number (EIN) under Starting a any similar indication) written or parted on the line for a FATCA Business. Go to www.rs.gov/Forms to view, download, or print Form exemption code W-7 and/or Form SS-4. Or. you can go to www.irs.gov/OrdefForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 A—An organization exempt from tax under section 501 (a) or any business days. individual retirement plan as defined in section 7701(a)(37) u ... , . .... . . It you are asked to complete Form W-9 but do not have a TIN. apply B—The United States or any of its agencies or instrumentalities for a tin and write “Applied For” in the space for the TIN. sign and date C—A state, the District of Columbia, a U.S. commonwealth or the form, and give it to the requester. For interest and dividend possession, or any of their political subdivisions or instrumentalities payments, and certain payments made with respect to readily tradable D-A corporation the stock of which is regularly traded on one or instruments, generally you will have 60 days to get a TIN and give it to more established secuntles markets, as described in Regulations the requester before you are subject to backup withholding on section 1 1472-1 (c)(1)’i) payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until E-A corporation that is a member of the same expanded affiliated you provide your TIN to the requester group as corporation describedin Regulations section 1.1472-1(c)(1Xi) . . ,- - .. Note: Entering Applied For means that you have already appied for a F-A dealer in securities, commodities, or derivative financial tin or that you intend to apply for one soon. instruments (induding notional principal contracts, futures, forwards, _ ...... , and options) that Is registered as such under the laws of the Untied Caution: A disregarded U.S. enttiy that has a foreign owner must use States or any state the appropriate Form W-8. G—A real estate investment trust Part II. Certification H-A regulated Investment company as defined in section 851 or an To sstabl|sh too the agent, that you are a U.S. person, or entity registered at all times during the tax year under the Investment resident sign Form w_9 You may requested to sign by the company Act of 1940 withholding agent even If item 1.4, or 5 below indicates otherwise. 1-A common trust fund as defined in section 584(a) For a join, account, only the person whose TIN is shown in Part I J—A bank as defined in section 581 should sign (when required). In the case of a disregarded entity, five K—A broker person identified on line 1 must sign. Exempt payees, see Exempt payee codE earlier L-A trust exempt from tax under section 664 or described in section 4947(a)(1) Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rew. 10-2018) Page 5 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. For this type of account: Give name and El N of: You must give your correct TIN, but you do not have to sign the certification. I4. Account with the Department of The public entity Agriculture in the name of a public entity (such as a slate or local 2. Interest, dividend, broker, and barter exchange accounts government, school district, or opened after 1983 and broker accounts considered inactive during prison) that receives agricultural 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing program payments your correct TIN to the requester, you must cross out item 2 in the 15. Granta trust fling under the Form the trust certification before signing the form 1041 Filing Method or the Optional 3. Real estate transactions. You must Sian the certification. You may Form 1099 Filing Method 2 (see cross out item 2 of the certification. regularations section 1.671 - 4(b)(2)(i)=(b)) 4. Other payments. you must give your correct TIN. but you do not ‘ List first and circle the name of the person whose number you furnish. have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and If only one person on a joint account has an SSN. that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN health care services (including payments to corporations), payments to 3 You must show your individual name and you may also enter your a nonemployee for services payments made in settlement of payment business or DbA name on the “Business name/disregarded entity’ card and third party network transactions, payments to certain fishing name line. You may use either your SSN or EIN (if you have one), but the boat crew members and fishermen, and gross proceeds paid to IRS encourages you to use your SSN. attorneys (including payments to corporations). 4 List first and circle the name of the trust, estate, or pension trust. (Do 5. Mortgage Interest paid by you, acquisition or abandonment of not furnish the TIN of the personal representative or trustee unless ttie secured property, cancellation of debt, qualified tuition program legal entity itself is not designated In the account title.) Also see Special payments (under section 529), ABLE accounts (under section 529A), rules for partnerships, earlier IRA, Coverdell E3A, Archer MSA or H3A contributions or •Note: The grantor also must provide a Form W-9 to trustee of trust distributions, and pension distributions. You must give your correct TIN. but you do not have to sign the certification. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. What Name and Number To Give the Requester Secure Your Tax Records From Identity Theft For this type of account: Give name and SSN of: Identity theft occurs when someone uses your personal information 1. individual The individual such as your name, SSN, or other identifying information, without your 2. Two or more individuals (joint The actual owner of the account or. if permission, to commit fraud or other crimes. An identity thief may use account) other than an accocnt combined funds, the first individual on your SSN to get a job or may tile a tax return using your SSN to receive maintained by an FFI the account1 a refund. 3. Two or more U.S. persons Each holder of the account To reduce your risk: joint account maintained by an FFI) • Protect your SSN, 4. Custodial account of a mm The Minor • Ensure your employer is protecting your SSN. and •Uniform Gift to Minors Act) • Be careful when choosing a tax preparer. 5. a. The usual revocable savings trust The grantor-trustee If your tax records are affected by identity theft and you receive a •grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law Tire actual owner1 notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. if your tax records are not currently affected by identity theft but you 6. Sole proprietorship a disregarded The owner3 think you are at risk due to a lost or stolen curse or wallet, questionable entity owned by an individual credit card activity or credit report, contact the IRS Identity Theft Hotline 7. Granta trust tiling under Optional The grantor at 1-800-908-4490 or submit Form 14039. Fam 1099 Filing Method 1 (see For more intormation. see Pub 5027, Identity Theft Information for Regulations section 1.671 Taxpayers. •A)) Victims of identity theft who are experiencing economic harm or a For this type of account: Give name and EIN of: systemic problem, or are seeking help in resolving tax problems that 8. Disregarded entity not owned by an The owner have not been resolved through normal channels, may be eligible for individual Taxpayer Advocate Service (TAS) assistance. You can reach TAS by 9. A valid trust, estate, or pension trust Legal entity4 calling the TAS toll-free case intake line at t-377-777-4778 or TTY/TDD 1-800-329-4059. 10. Corporation a LLC electing The corpuratiai Protect yourself from suspicious emails or phishinq schemes. caporate status on Ferm 8832 a Phishing is th© creation and us© of ©mail and websites designed to Fam 2553 mimic legitimate business emails and websites. The most common act 11. Association, dub. religious. The organization is sending an email to a user falsely claiming to be an established charitable, educational a other tax- legtimate enterprise in an attempt to scam the user into surrendering exempt organization private information that will be used for identity theft. 12. Partnership or multi-member LLC The partnership 13. A broker a registered nominee The broker a nominee

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.